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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: September 27, 1996
(Date of earliest event reported)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                            333-4846                          75-2006294
(State or Other Juris-            (Commission                   (I.R.S. Employer
diction of Incorporation)          File Number)              Identification No.)



   8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota         55437
            (Address of Principal Executive Office)                   (Zip Code)

        Registrant's telephone number, including area code:(612) 832-7000


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                                       -2-

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.   Other Events.

          On September 27, 1996, the Registrant caused the issuance and sale of Mortgage Pass-Through Certificates, Series 1996-S19 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  Not applicable.

         (c)      Exhibits  (executed  copies) - The  following  Exhibits to the
                  Form  S-3  Registration   Statement  of  the  Registrant  were
                  previously filed:

                  Exhibit
                  Number                             Description

                  7(c) Pooling and Servicing Agreement, dated as of September 1, 1996 among Residential Funding Mortgage
                                            Securities   I,  Inc.,  as  company,
                                            Residential Funding Corporation,  as
                                            master  servicer,  and Bankers Trust
                                            Company, as trustee.


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                                       -3-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                    RESIDENTIAL FUNDING MORTGAGE
                                                    SECURITIES I, INC.

                                                    By: /s/   Diane S. Wold
                                                       -------------------------
                                                    Name:     Diane S. Wold
                                                    Title:    Vice President

Dated: September 27, 1996


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                                       -4-

                                  EXHIBIT INDEX
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                 Item 601 (a) of
 Exhibit         Regulation S-K
 Number            Exhibit No.            Description               Format
--------         -------------           -------------             --------
7(c)                  19                  Pooling and                  E
                                      Servicing Agreement
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